                                                                     EXHIBIT 4.3


  -------------                                                    -------------
     NUMBER                                                           SHARES
  -------------                        [LOGO]                      -------------

      AH 4505                                                        SPECIMEN

  -------------                                                    -------------

    COMMON STOCK                                            SEE REVERSE SIDE FOR
    PAR VALUE $.001         AIRTRAN HOLDINGS, INC.          CERTAIN DEFINITIONS

                                                             CUSIP 00949P 10 8

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


       THIS CERTIFIES that




                                   SPECIMEN





       is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF
                                $0.001 EACH OF

    _______________________                        _________________________
___________________________ AIRTRAN HOLDINGS, INC. _____________________________
    _______________________                        _________________________

transferable on the books of the Company by the holder hereof in person or by authorized attorney upon surrender of this certificate properly endorsed.
  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

  DATED:


      /s/ [ILLEGIBLE]                                /s/ [ILLEGIBLE]

 VICE PRESIDENT AND SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER

                                    [SEAL]

                          AMERICAN BANK NOTE COMPANY

Countersigned and Registered:

                           FIRST UNION NATIONAL BANK
                          (CHARLOTTE, NORTH CAROLINA)

                                                             Transfer Agent
                                                             and Registrar

                                                  By

                                                           Authorized Signature

                            AIRTRAN HOLDINGS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS ON SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common                UNIF GIFT MIN ACT -_________Custodian__________
     TEN ENT   - as tenants by the entireties                            (Cust)             (Minor)
     JT TEN    - as joint tenants with right of                          under Uniform Gifts to Minors
                 survivorship and not as tenants                        Act for______________________
                 in common                                                            (State)

    Additional abbreviations may also be used though not in the above list.

  For Value Received,_________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated___________________

                    ____________________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



          SIGNATURE(S) GUARANTEED:______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.